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             SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15 (d) of the
               Securities Exchange Act of 1934



                        August 11, 1995
             ---------------------------------
             (Date of earliest event reported)


                 FLEET FINANCIAL GROUP, INC.
   ------------------------------------------------------
   (Exact name of registrant as specified in its charter)





                        RHODE ISLAND
       ----------------------------------------------
       (State or other jurisdiction of incorporation)



           1-6366                       05-0341324
   -----------------------     ---------------------------------
   (Commission File Number)    (IRS Employer Identification No.)

 50 Kennedy Plaza, Providence, Rhode Island             02903
 ---------------------------------------------------------------
 (Address of principal executive offices)           (Zip Code)





                         (401)278-5800
      ---------------------------------------------------
      Registrant's telephone number, including area code:




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Item 5.   Other Events

Pending Merger

     As previously reported, Fleet Financial Group, Inc.
("Fleet") and Shawmut National Corporation ("Shawmut") have entered into an Agreement and Plan of Merger dated February
20, 1995 (the "Merger Agreement") providing for the merger of Shawmut with and into Fleet (the "Merger").

     Fleet hereby files Unaudited Pro Forma Combined
Financial Statements and Notes thereto for the period ending
June 30, 1995.

     For additional information regarding the Merger, see
Fleet's Current Reports on Form 8-K dated February 20, 1995,
February 21, 1995, April 13, 1995, May 17, 1995 and June 21,
1995.

Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits

     (a)  Financial Statements of Businesses Acquired.
          Not applicable.

     (b)  Pro Forma Financial Information.
          Not applicable.

     (c)  Exhibits

     The following exhibits are filed with this Current
Report, except for Exhibit 99.b, which is incorporated by reference from Shawmut's filing as indicated.

 Exhibit                      Description
 Number
 --------  ------------------------------------------------
  99.a Unaudited Pro Forma Combined Financial Information for Fleet Financial Group and Subsidiaries and Shawmut National Corporation and Subsidiaries ("SNC") and Notes thereto.
  99.b The following unaudited financial statements of SNC and accompanying notes are incorporated by reference from SNC's quarterly report on Form 10-Q for the quarter ended June 30, 1995 (File No. 1-10102): Consolidated Balance Sheet - June 30, 1995, Consolidated Statements of Income for the three and six months ended June 30, 1995, Consolidated Statement of Cash Flows and Consolidated Statement of Changes in Stockholders' Equity for the six months ended June 30, 1995; Notes to Consolidated Financial Statements (to the extent applicable to the foregoing Financial Statements). (Portions of SNC's Form 10-Q not specifically incorporated by reference are not required for this current Report and are not incorporated by reference herein.)


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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                FLEET FINANCIAL GROUP, INC.
                              -------------------------------
                                        Registrant

                              /s/   Robert C. Lamb, Jr.
                              -------------------------------
                              By:   Robert C. Lamb, Jr.
                                 Chief Accounting Officer
                                      and Controller


Dated:  August 11, 1995


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